UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 31, 2017

AIT THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

Delaware	333-207220	47-3812456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Ilan Ramon, Science Park
Ness Ziona, 7403635
Israel
(Address of Principal Executive Offices) (Zip Code)

+972.8.684.3313
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01          Changes in Registrant’s Certifying Accountant.

The Board of Directors of AIT Therapeutics, Inc., a Delaware corporation (the “Company”), recommended and approved the dismissal of Heaton & Company, PLLC (“Heaton”) as the Company’s independent registered public accounting firm, effective as of March 31, 2017, and, concurrently therewith, engaged Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global (“KFGK”), as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

Heaton’s reports on the Company’s (i) balance sheets as of June 30, 2016 and 2015, and the related statements of operations, stockholders’ equity (deficit), and cash flows for the year ended June 30, 2016 and the period from April 25, 2015 (inception) through June 30, 2015 and (ii) balance sheets as of December 31, 2016 and 2015, and the related statements of operations, stockholders' equity (deficit), and cash flows for the period from April 24, 2015 (inception) through December 31, 2016 (the periods covered by the reports identified in the foregoing clauses (i) and (ii), the “Applicable Periods”) did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  During the Applicable Periods and through the date of dismissal, there were no disagreements with Heaton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Heaton, would have caused Heaton to make reference to the subject matter of the disagreement in connection with its report.

During the Applicable Periods and the subsequent period through the date of dismissal, there have been no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”).

During the Applicable Periods and the subsequent period to the date of its engagement, neither the Company nor anyone acting on its behalf has consulted with KFGK regarding:  (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that KFGK concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Heaton with a copy of this Form 8-K on April 4, 2017, and requested that Heaton furnish it with a letter addressed to the SEC, stating whether it agrees with the statements made by the Company in this Item 4.01, and, if not, stating the respects in which it does not agree.  The letter of Heaton addressed to the SEC is attached hereto as Exhibit No. 16.1.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Heaton & Company, PLLC, dated April 5, 2017, addressed to the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIT THERAPEUTICS, INC.
Date: April 6, 2017	By:	/s/ Amir Avniel
		Name:	Amir Avniel
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Heaton & Company, PLLC, dated April 5, 2017, addressed to the SEC